Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenues	$ 34,703	$ 38,024
Cost of goods sold	18,568	18,857
Gross profit	16,135	19,167
Other expenses (income):
Sales and marketing	4,402	3,471
General and administrative	6,135	5,520
Research and development	1,888	1,663
Interest expense, net	2,330	2,559
Interest expense - related party	43	66
Amortization of intangible assets	1,805	1,794
Other income, net	(430)	(184)
Total other expenses	16,173	14,889
Income (loss) before income taxes	(38)	4,278
Provision for (benefit from) income taxes	(365)	1,665
Net income	$ 327	$ 2,613
Net income per common share:
Basic	$ 0.02	$ 0.17
Diluted	$ 0.02	$ 0.15
Weighted average shares used to compute net income per common share:
Basic	16,911,103	15,483,243
Diluted	18,470,638	16,806,275